                                                                   EXHIBIT 10.2
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of
                                                     ---------
April 23, 1997, is entered into by and among:

     (1)  ETEC SYSTEMS, INC., a Nevada corporation ("Borrower");
                                                     --------
     (2) Each of the financial institutions currently a party to the Credit Agreement referred to in Recital A below (collectively, the "Lenders"); and
                         ---------                           -------
     (3) ABN AMRO BANK N.V., a public company with limited liability organized under the laws of The Netherlands, as agent for the Lenders (in such capacity, "Agent").
 -----

                                    RECITALS
                                    --------

     A. Borrower, the Lenders and Agent are parties to a Credit Agreement dated as of May 24, 1996 (the "Credit Agreement").
                         ----------------
     B. Borrower has requested the Lenders and Agent to amend the Credit Agreement in certain respects.

     C. The Lenders and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Agent hereby agree as follows:

     1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and
        ---------------------------
elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit
                                                       -----------------------
Agreement shall, to the extent not inconsistent with the terms of this
---------
Amendment, apply to this Amendment and are hereby incorporated by reference.

     2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the
        ------------------------------
conditions set forth in paragraph 4 below, the Credit Agreement is hereby
                        -----------
amended as follows:

         (a) Paragraph 1.01 is amended by adding thereto, in the appropriate
             --------------
     alphabetical order, the following definitions to read in their entirety as follows:

             "First Amendment Effective Date" shall mean April 23, 1997.
              ------------------------------
             "Quick Ratio" shall mean, with respect to Borrower and its
              -----------
         Subsidiaries at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                  (a) The sum at such time of all (i) cash of Borrower and its
             Subsidiaries; (ii) Cash Equivalents of Borrower and its Subsidiaries; (iii) accounts receivable of Borrower and its Subsidiaries, less all reserves therefor; provided, however, that
                                                       --------  -------
             in computing the foregoing sum, there shall be excluded therefrom any cash, Cash Equivalent or accounts receivable subject to a security interest in favor of any Person other than any Lender;

                                       to
                                       --

                  (b) The sum at such time of (i) the current liabilities of
             Borrower and its Subsidiaries; and (ii) to the extent not included in such current liabilities, the Outstanding Revolver Credit at such time.

             "Revolving Lender" shall mean, at any time, a Lender which then has
              ----------------
         a Revolving Loan Commitment or which then holds Revolving Loans.

             "Revolving Loan Proportionate Share" shall mean, with respect to
              ----------------------------------
         each Lender, the percentage set forth under the caption "Revolving Loan Proportionate Share" opposite such Lender's name on Schedule I, or, if
                                                             ----------
         different, such percentage as may be set forth for such Lender in the Register. (The Revolving Loan Proportionate Share of each Lender on the First Amendment Effective Date is as set forth in Schedule I.)
                                                           ----------
             "Term Lender" shall mean, at any time, a Lender which then has a
              -----------
         Term Loan Commitment or which then holds a Term Loan.

             "Term Loan Proportionate Share" shall mean, with respect to each
              -----------------------------
         Lender, the percentage set forth under the caption "Term Loan Proportionate Share" opposite such Lender's name on Schedule I, or, if
                                                             ----------
         different, such percentage as may be set forth for such Lender in the Register. (The Term Loan Proportionate Share of each Lender on the First Amendment Effective Date is as set forth in Schedule I.)
                                                           ----------

         (b) Paragraph 1.01 is further amended by changing the definitions of
             --------------
     "Proportionate Share", "Required Lenders", "Revolving Loan Borrowing", "Revolving Loan Commitment", "Revolving Loan Maturity Date", "Term Loan Borrowing", "Term Loan Commitment" and "Total Revolving Loan Commitment" set forth therein to read in their entirety as follows:

             "Proportionate Share" shall mean, with respect to each Lender at
              -------------------
         any time, a fraction (expressed as a percentage rounded to the sixth digit to the right of the decimal point), the numerator of which is the sum at such time of such Lender's Revolving Loan Commitment and Term Loan and the denominator of which is the sum at such time of the Total Revolving Loan Commitment and the Term Loan Borrowing.

             "Required Lenders" shall mean (a) at any time Loans are outstanding
              ----------------
         and the Revolving Lenders are obligated to make Revolving Loans pursuant to their Revolving Loan Commitments, Lenders holding more than sixty-six and two-thirds percent (66 2/3%) of the aggregate principal amount of all Loans outstanding, calculated as if Revolving Loans in the full amount of the Revolving Lenders' Revolving Loan Commitments were outstanding, (b) at any time Loans are outstanding and the Revolving Lenders are not obligated to make Revolving Loans pursuant to their Revolving Loan Commitments, Lenders holding more than sixty-six and two-thirds percent (66 2/3%) of the aggregate principal amount of all Loans outstanding and (c) at any time no Loans are outstanding, Lenders whose aggregate Revolving Loan Commitments and Term Loan Commitments equal or exceed sixty-six and two-thirds percent (66 2/3%) of the aggregate Revolving Loan Commitments and Term Loan Commitments of all Lenders at such time.

             "Revolving Loan Borrowing" shall mean a borrowing by Borrower
              ------------------------
         consisting of the Revolving Loans made by each of the Revolving Lenders on the same date and of the same Type pursuant to a single Notice of Revolving Loan Borrowing.

             "Revolving Loan Commitment" shall mean, with respect to any
              -------------------------
         Revolving Lender at any time, such Lender's Revolving Loan Proportionate Share at such time of the Total Revolving Loan Commitment at such time. (The Revolving Loan Commitment of each Lender on the First Amendment Effective Date is as set forth in Schedule I.)
                                                           ----------
             "Revolving Loan Maturity Date" shall mean May 31, 1999.
              ----------------------------

             "Term Loan Borrowing" shall mean the borrowing by
              -------------------

         Borrower consisting of the Term Loans made by each of the Term Lenders.

             "Term Loan Commitment" shall mean, with respect to any Term Lender
              --------------------
         at any time, such Lender's Term Loan Proportionate Share at such time of the Total Term Loan Commitment at such time. (The Term Loan Commitment of each Lender on the First Amendment Effective Date is as set forth in Schedule I.)
                      ----------

             "Total Revolving Loan Commitment" shall mean Fifty Million Dollars
              -------------------------------
         ($50,000,000,00) or, if reduced pursuant to Subparagraph 2.03(a), the
                                                     --------------------
         amount to which so reduced.

         (c) Paragraph 1.01 is further amended by deleting the definition of
             --------------
     "Current Ratio" set forth therein.

         (d) Subparagraph 2.01(a) is amended to read in its entirety as follows:
             --------------------

             (a) Revolving Loan Availability. Subject to the terms and
                 ---------------------------
         conditions of this Agreement, each Revolving Lender severally agrees to advance to Borrower from time to time during the period beginning on the Closing Date and ending on the Revolving Loan Maturity Date such loans as Borrower may request under this Paragraph 2.01 (individually,
                                                  --------------
         a "Revolving Loan"); provided, however, that (i) the aggregate
            --------------    --------  -------
         principal amount of all Revolving Loans made by such Revolving Lender at any time outstanding shall not exceed such Revolving Lender's Revolving Loan Commitment at such time and (ii) the aggregate principal amount of all Revolving Loans made by all Revolving Lenders at any time outstanding shall not exceed the Total Revolving Loan Commitment at such time. All Revolving Loans shall be made on a pro rata basis by the Revolving Lenders in accordance with their respective Revolving Loan Proportionate Shares, with each Revolving Loan Borrowing to be comprised of a Revolving Loan by each Revolving Lender equal to such Revolving Lender's Revolving Loan Proportionate Share of such Revolving Loan Borrowing. Except as otherwise provided herein, Borrower may borrow, repay and reborrow Revolving Loans until the Revolving Loan Maturity Date.

         (e) Subparagraph 2.01(b) is amended by deleting each of the two (2)
             --------------------
     references therein to "Lender" and replacing them with "Revolving Lender".

         (f) Subparagraph 2.01(d) is amended by deleting the one (1) reference
             --------------------
     therein to "Lender" and replacing it with "Revolving Lender".

         (g) Subparagraph 2.02(a) is amended to read in its entirety as follows:
             --------------------
             (a) Term Loan Availability. Subject to the terms and conditions of
                 ----------------------
         this Agreement, each Term Lender severally agrees to advance to Borrower under this Paragraph 2.02, on or prior to June 7, 1996, a term
                             --------------
         loan in the principal amount of such Lender's Term Loan Commitment (individually, a "Term Loan"); provided, however, that the aggregate
                           ---------    --------  -------
         principal amount of all Term Loans made by all Term Lenders shall not exceed the Total Term Loan Commitment. The Term Loans shall be made on a pro rata basis by the Term Lenders in accordance with their respective Term Loan Proportionate Shares, with the Term Loan Borrowing to be comprised of a Term Loan by each Term Lender equal to such Term Lender's Proportionate Share of the Term Loan Borrowing. Each Term Lender shall advance its Term Loan in a single advance. Borrower may not reborrow the principal amount of a Term Loan after repayment or prepayment thereof.

         (h) Subparagraph 2.02(b) is amended by deleting the one (1) reference
             --------------------
     therein to "Lender" and replacing it with "Term Lender".

         (i) Subparagraph 2.03(b) is amended by deleting each of the two (2)
             --------------------
     references therein to "Lender" and replacing them with "Revolving Lender".

         (j) Subparagraph 2.04(b) is amended by deleting the one (1) reference
             --------------------
     therein to "Lender" and replacing it with "Revolving Lender".

         (k) Subparagraph 2.07(a) is amended by deleting each of the six (6)
             --------------------
     references therein to "Lender" and replacing them with "Revolving Lender" and deleting each of the three (3) references therein to "Lender's" and replacing them with "Revolving Lender's".

         (l) Subparagraph 2.07(b) is amended by deleting each of the two (2)
             --------------------
     references therein to "Lender" and replacing them with "Term Lender" and deleting the one (1) reference therein to "Lender's" and replacing it with "Term Lender's".

         (m) Clause (i) of Subparagraph 2.09(a) is amended to read in its
             ----------------------------------
     entirety as follows:

             (i) Each Revolving Loan Borrowing and reduction of the Total Revolving Loan Commitment shall be made or shared among the Revolving Lenders pro rata according to their respective Proportionate Shares; and the Term Loan Borrowing shall be made by the Term Lenders pro rata according to their respective Term Loan

         Proportionate Share;

         (n) Clause (iv) of Subparagraph 2.09(a) is amended to read in its
             -----------------------------------
     entirety as follows:

             (iv) Each payment of Commitment Fees shall be shared among the Revolving Lenders (except for Defaulting Lenders) pro rata according to
         (A) their respective Revolving Loan Proportionate Shares and (B) in the case of each Revolving Lender which becomes a Revolving Lender hereunder after the date hereof, the date upon which such Revolving Lender so became a Revolving Lender;

         (o) Subparagraph 5.03(b) is amended to read in its entirety as follows:
             --------------------
             (b) Quick Ratio. Borrower shall not permit the Quick Ratio on the
                 -----------
         last day of any fiscal quarter set forth below to be less than the ratio set forth opposite such quarter below:

              Quarters ending on April 30, 1997, July 31,
                       1997, October 31, 1997, &
                       January 31, 1998........................1.00 to 1.00;

              Each quarter thereafter..........................1.10 to 1.00.

         (p) Subparagraph 5.03(e) is amended by changing the word "greater"
             --------------------
     appearing in the fourth line thereof to "less".

         (r) Paragraph 8.04 is amended to read in its entirety as follows:
             --------------
             8.04.  Waivers; Amendments. Any term, covenant, agreement or
                    -------------------
         condition of this Agreement or any other Credit Document may be amended or waived, and any consent under this Agreement or any other Credit Document may be given, if such amendment, waiver or consent is in writing and is signed by Borrower and the Required Lenders (or Agent on behalf of the Required Lenders with the written approval of the Required Lenders); provided, however that:
                            --------  -------
                  (a) Any amendment, waiver or consent which would (i) amend this Paragraph 8.04, or (ii) amend the definition of Required
                  --------------
             Lenders, must be in writing and signed or approved in writing by all Lenders;

                  (b) Any amendment, waiver or consent which would (i) increase the Total Revolving Loan

             Commitment, (ii) extend the Revolving Loan Maturity Date, (iii) reduce the principal of or interest on any Revolving Loan or any fees or other amounts payable for the account of the Revolving Lenders hereunder, or (iv) extend any scheduled principal, interest or fee payment date with respect to any Revolving Loan, must be in writing and signed or approved in writing by all Revolving Lenders;

                  (c) Any amendment, waiver or consent which would (i) increase the Total Term Loan Commitment, (ii) extend the Term Loan Maturity Date, (iii) reduce the principal of or interest on any Term Loan or any fees or other amounts payable for the account of the Term Lenders hereunder, or (iv) extend any scheduled principal, interest or fee payment date with respect to any Term Loan, must be in writing and signed or approved in writing by all Term Lenders;

                  (d) Any amendment, waiver or consent which increases or
             decreases the Revolving Loan Proportionate Share of any Revolving Lender must be in writing and signed by such Revolving Lender;

                  (e) Any amendment, waiver or consent which increases or
             decreases the Term Loan Proportionate Share of any Term Lender must be in writing and signed by such Term Lender; and

                  (f) Any amendment, waiver or consent which affects the rights or obligations of Agent must be in writing and signed by Agent.

         No failure or delay by Agent or any Lender in exercising any right under this Agreement or any other Credit Document shall operate as a waiver thereof or of any other right hereunder or thereunder nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right hereunder or thereunder. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         (s) Subparagraph 8.05(c) is amended to read in its entirety as follows:
             --------------------

             (c) Assignments. Any Lender may, at any time, sell and assign to
                 -----------
         any Lender, any affiliate of a Lender or any other bank or financial institution (individually, an "Assignee Lender") all or a portion of
                                        ---------------
         its rights and obligations under this Agreement and the other Credit Documents (such a sale and assignment to be referred to herein as an "Assignment") pursuant to an assignment agreement in the form of
          ----------
         Exhibit H (an "Assignment Agreement"), executed by each Assignee Lender
         ---------      --------------------
         and such assignor Lender (an "Assignor Lender") and delivered to Agent
                                       ---------------
         for its acceptance and recording in the Register; provided, however,
         that                                              --------  -------

                  (i) Without the written consent of Borrower and Agent (which consent of Borrower and Agent shall not be unreasonably withheld), no Revolving Lender may make any Assignment to any Assignee Lender which is not, immediately prior to such Assignment, a Revolving Lender hereunder or an Affiliate thereof; or

                  (ii) Without the written consent of Borrower and Agent (which consent of Borrower and Agent shall not be unreasonably withheld), no Term Lender may make any Assignment to any Assignee Lender which is not, immediately prior to such Assignment, a Term Lender hereunder or an Affiliate thereof; or

                  (iii) Without the written consent of Borrower and Agent (which consent of Borrower and Agent shall not be unreasonably withheld), no Revolving Lender may make any Assignment to any Assignee Lender if, after giving effect to such Assignment, the Revolving Loan Commitment of such Lender or such Assignee Lender would be less than Five Million Dollars ($5,000,000) (except that a Lender may make an Assignment which reduces its Commitment to zero without the written consent of Borrower and Agent); or

                  (iv) Without the written consent of Borrower and Agent (which consent of Borrower and Agent shall not be unreasonably withheld), no Revolving Lender may make any Assignment which does not assign and delegate an equal pro rata interest in such Revolving Lender's Revolving Loan Commitment or Revolving Loan and all other rights, duties and obligations of such Revolving Lender under this Agreement and the other Credit Documents; or

                  (v) Without the written consent of Borrower and Agent (which consent of Borrower and Agent shall not be unreasonably withheld), no Term Lender may make any Assignment which does not assign and delegate an equal pro rata interest in such Term Lender's Term Loan Commitment or Term Loan and all other rights, duties and obligations of such Term Lender under this Agreement and the other
             Credit Documents.

         Upon such execution, delivery, acceptance and recording of each Assignment Agreement, from and after the Assignment Effective Date determined pursuant to such Assignment Agreement, (A) each Assignee Lender thereunder shall be a Revolving Lender and/or Term Lender (as the case may be) hereunder with a Revolving Loan Proportionate Share and/or Term Loan Proportionate Share (as the case may be) as set forth on Attachment 1 to such Assignment Agreement and shall have the rights,
            -----------------------------------------
         duties and obligations of such a Lender under this Agreement and the other Credit Documents, and (B) the Assignor Lender thereunder shall be a Revolving Lender and/or Term Lender (as the case may be) with a Revolving Loan Proportionate Share and/or Term Loan Proportionate Share (as the case may be) as set forth on Attachment 1 to such Assignment
                                              -------------------------------
         Agreement, or, if the Revolving Loan Proportionate Share and/or Term
         ---------
         Loan Proportionate Share (as the case may be) of the Assignor Lender has been reduced to 0%, the Assignor Lender shall cease to be a Revolving Lender and/or Term Lender (as the case may be) and to have any obligation to make any Revolving Loan and/or Term Loan (as the case may be); provided, however, that any such Assignor Lender which ceases
                  --------  -------
         to be a Lender shall continue to be entitled to the benefits of any provision of this Agreement which by its terms survives the termination of this Agreement. Each Assignment Agreement shall be deemed to amend
         Schedule I to the extent, and only to the extent, necessary to reflect
         ----------
         the addition of each Assignee Lender, the deletion of each Assignor Lender which reduces its Proportionate Share to 0% and the resulting adjustment of Proportionate Shares arising from the purchase by each Assignee Lender of all or a portion of the rights and obligations of an Assignor Lender under this Agreement and the other Credit Documents. On or prior to the Assignment Effective Date determined pursuant to each Assignment Agreement, Borrower, at its own expense, shall execute and deliver to Agent, in exchange for the surrendered Revolving Loan Note or Term Loan Note of the Assignor Lender thereunder, a new Revolving Loan Note or Term Loan Note to the order of each Assignee Lender thereunder (with each new Revolving Loan Note to be in an amount equal to the Commitment assumed by such Assignee Lender and each new Term Loan Note to be in the original principal amount of the Term Loan then held by such Assignee Lender) and, if the Assignor Lender is continuing as a Lender hereunder, a new Revolving Loan Note or Term Loan Note to the order of the Assignor Lender (with the new Revolving Loan Note to be in an amount equal to the Commitment retained by it and the new Term Loan Note to be in the original principal amount of the Term Loan retained by it). Each such new Revolving Loan shall be dated the Closing Date, each such new Term Loan Note shall be dated the Revolving Loan Maturity Note, and each such new Note shall otherwise be in the form of the Note replaced thereby. The Notes surrendered by the Assignor Lender shall be returned by Agent to Borrower marked "replaced". Each Assignee Lender which was not previously a Lender hereunder and which is not incorporated under the laws of the United States of America or a state thereof shall, within three (3) Business Days of becoming a Lender, deliver to Borrower and Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

         (t) Subparagraph 8.05(d) is amended to read in its entirety as follows:
             --------------------

             (d) Register. Agent shall maintain at its address referred to in
                 --------
         Paragraph 8.01 a copy of each Assignment Agreement delivered to it and
         --------------
         a register (the "Register") for the recordation of the names and
                          --------
         addresses of the Lenders and the Revolving Loan Proportionate Shares and/or Term Loan Proportionate Shares (as the case may be) of each Lender from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and Borrower, Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loans recorded therein for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (u) Subparagraph 8.05(e) is amended to read in its entirety as follows:
             --------------------

             (e) Registration. Upon its receipt of an Assignment Agreement
                 ------------
         executed by an Assignor Lender and an Assignee Lender (and, to the extent required by Subparagraph 8.05(c), by Borrower and Agent)
                            --------------------
         together with payment to Agent by Assignor Lender of a registration and processing fee of $2,500, Agent shall (i) promptly accept such Assignment Agreement and (ii) on the Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and Borrower. Agent may, from time to time at its election, prepare and deliver to the Lenders and Borrower a revised Schedule I reflecting the names, addresses and respective Revolving Loan Proportionate Shares and Term Loan Proportionate Shares of all Lenders then parties hereto.

         (v) Schedule I is amended to read in its entirety as set forth in
             ----------
     Attachment 1 hereto.
     ------------
         (w) Exhibit H is amended to read in its entirety as set forth in
             ---------
     Attachment 2 hereto.
     ------------
     3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants
        ------------------------------
to Agent and the Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 above, the following will be true and correct on the Effective Date
-----------
(as defined below):

         (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit
                  --------------------------------------
     Documents are true and correct in all material respects (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

         (b) No Default or Event of Default has occurred and is continuing; and

         (c) All of the Credit Documents are in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this paragraph 3 that, on and after the date hereof, such term includes this
-----------
Amendment.)

     4. EFFECTIVE DATE. The amendments effected by paragraph 2 above shall
        --------------                             -----------
become effective on April 23, 1997 (the "Effective Date"), subject to receipt by
                                         --------------
Agent and the Lenders on or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, the Lenders and their respective counsel:

         (a) This Amendment duly executed by Borrower, each Lender and Agent;

         (b) A Revolving Loan Note payable to each Lender, in the amount of such Lender's Revolving Loan Commitment after giving effect to this Amendment, dated the Closing Date and duly executed by Borrower;

         (c) A favorable written opinion of Pillsbury, Madison & Sutro, counsel to Borrower, addressed to Agent and dated the Effective Date, as to the matters set forth in Exhibit A and such other matters as Agent may reasonably request; and

         (d) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

     5. EFFECT OF THIS AMENDMENT. On and after the Effective Date, (a) each
        ------------------------
reference in the Credit Agreement and the other Credit Documents to the Credit Agreement or the Revolving Loan Notes shall mean the Credit Agreement as amended hereby or the Revolving Loan Notes delivered pursuant hereto and (b) the Revolving Loan Notes delivered pursuant hereto shall supersede and replace the Revolving Loan Notes previously delivered by Borrower to the Lenders and each Lender agrees to return to Borrower the Revolving Loan Note previously delivered by Borrower to such Lender marked "superseded". Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents (other than the Revolving Loan Notes previously delivered by Borrower to the Lenders) shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document (other than the Revolving Loan Notes previously delivered by Borrower to the Lenders).

     6. MISCELLANEOUS.
        -------------

         (a) Counterparts. This Amendment may be executed in any number of
             ------------
     identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

         (b) Headings. Headings in this Amendment are for convenience of
             --------
     reference only and are not part of the substance hereof.

         (c) Governing Law. This Amendment shall be governed by and construed in
             -------------
     accordance with the laws of the State of California without reference to conflicts of law rules.

                          [The signature pages follow.]

         IN WITNESS WHEREOF, Borrower, the Agent and the Lenders have caused this Amendment to be executed as of the day and year first above written.


BORROWER:                           ETEC SYSTEMS, INC.


                                    By: /s/Melanie J. Mock
                                        ------------------
                                       Name:  Melanie J. Mock
                                       Title: Treasurer



AGENT:                              ABN AMRO BANK N.V.

                                    By: /s/ Robin S. Yim
                                        ----------------
                                       Name:   Robin S. Yim
                                       Title:  Group Vice President

                                    By: /s/ Candace J. Hsu
                                        ------------------
                                       Name:   Candace J. Hsu
                                       Title:  Corporate Banking Officer



LENDERS:                            ABN AMRO BANK N.V.

                                    By: /s/ Robin S. Yim
                                        ----------------
                                       Name:   Robin S. Yim
                                       Title:  Group Vice President

                                    By: /s/ Candace J. Hsu
                                        ------------------
                                       Name:   Candace J. Hsu
                                       Title:  Corporate Banking Officer



                                    COMERICA BANK-CALIFORNIA

                                    By: /s/ Mary Beth Suhr
                                        ------------------
                                       Name: Mary Beth Suhr
                                       Title: Vice President


                                    THE INDUSTRIAL BANK OF JAPAN, LTD.

                                    By: /s/Haruhiko Masuda
                                        ------------------
                                       Name: Haruhiko Masuda
                                       Title: Deputy General Manager